Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,	CASE NO. ___ 12-16423 MM11
OPERATING REPORT NO. 12
Debtor(s).	FOR THE MONTH ENDING:
11/30/2013

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,337,170.83

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,331,010.20

3. BEGINNING BALANCE		$6,160.63

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$79,505.76
GENERAL SALES	$-
OTHER (SPECIFY) _Customer deposits on future sales	$50,700.00
OTHER ** (SPECIFY) Rental sublet	$-

TOTAL RECEIPTS THIS PERIOD:		$130,205.76
5. BALANCE:		$136,366.39

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$99,112.32
TOTAL DISBURSEMENTS THIS PERIOD***:		$99,112.32

7. ENDING BALANCE:		$37,254.07

8. GENERAL ACCOUNT NUMBER      xxxxxx8451

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

_________________________________San Diego, CA 92128_________________________________

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$37,554.07
Restricted Cash
Accounts Receivable	$476,586.18
Inventory	$34,670.36
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$548,810.61

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(252,686.41)
Net Property, Plan, and Equipment		$2,187.04

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$52,057.90
Total Other Assets		$52,057.90

TOTAL ASSETS		$603,055.55

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$117,345.37
Taxes Payable
Notes Payable
Professional Fees	$309,838.42
Secured Debt
Other (Itemized) See page 12 disclosure attached	$132,441.25
Total Post-Petition Liabilities		$559,625.04

Pre-Petition Liabilities:
Secured Liabilities	$3,988,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,960,696.84

TOTAL LIABILITIES		$5,520,321.88

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$420,311.98
Direct Charges to Equity

TOTAL EQUITY		$(4,917,266.33)

TOTAL LIABILITIES & EQUITY		$603,055.55

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$204,209.76	$2,412,742.42
Less: Returns/Discounts	( )	( )
Net Sales/Revenue	$204,209.76	$2,412,742.42

Cost of Goods Sold:
Beginning Inventory at cost	$74,717.30	$22,488.00
Purchases	$49,569.09	$537,534.86
Less: Ending Inventory at cost	$(34,670.36)	$(34,670.36)
Cost of Goods Sold (COGS)	$89,616.03	$525,352.50

Gross Profit	$114,593.73	$1,887,389.92

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$29,321.20	$361,965.59
Payroll - Other Employees	$7,606.34	$159,425.77
Payroll Taxes	$2,164.04	$38,678.62
Other Taxes (Itemize)
Depreciation and Amortization	$1,436.37	$31,776.85
Rent Expense - Real Property	$9,645.40	$105,899.40
Lease Expense - Personal Property
Insurance	$4,969.06	$55,586.01
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$3,254.65	$36,649.96
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals and parking	$172.26	$5,820.07
Miscellaneous Operating Expenses (Itemize) see attached	$9,834.77	$114,931.93
Total Operating Expenses	$(68,404.09)	$(912,913.17)

Net Gain/(Loss) from Operations	$46,189.64	$974,476.75

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,476.89	$52,066.83
Legal and Professional (Itemize)	$100,899.97	$544,996.94
Other (Itemize)
Total Non-Operating Expenses	$(105,376.86)	$(597,063.77)

NET INCOME/(LOSS)	$(59,187.22)	$420,311.98